UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2026

STERIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay

Dublin 2, Ireland D02 R296

(Address of Principal Executive Offices)

+353 1 232 2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	STE	New York Stock Exchange
2.700% Senior Notes due 2031	STE/31	New York Stock Exchange
3.750% Senior Notes due 2051	STE/51	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On October 11, 2026, STERIS Corporation (“Purchaser”), a wholly owned subsidiary of STERIS plc (“STERIS” or the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Craig E. Kaforey, individually, as trustee of the Craig E. Kaforey Legacy Trust and as seller’s representative, and Mark A. Kaforey, individually and as trustee of the Mark A. Kaforey Legacy Trust (collectively, the “Sellers”), to acquire all of the equity interests of Xodus Medical, Inc., a specialty surgical products business based in Pennsylvania, and certain related affiliates (collectively, “Xodus”). The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Purchaser will acquire Xodus (the “Acquisition”) for $2.1 billion in cash at closing, subject to customary adjustments. The Purchase Agreement also provides for additional potential earnout consideration of up to $150 million based on the achievement of specified post-closing performance targets in calendar 2028. The Acquisition is expected to be financed primarily with debt and is anticipated to close by December 31, 2026, subject to customary closing conditions and regulatory approvals.

The Purchase Agreement provides for customary representations, warranties, covenants and agreements. The Purchase Agreement also imposes customary confidentiality, non-solicitation and non-compete obligations upon the Sellers. The Purchase Agreement provides Purchaser and the Sellers with certain termination rights, including that either the Purchaser or the Sellers may terminate the Purchase Agreement if the Acquisition has not occurred on or prior to July 12, 2027, which may be extended under certain circumstances to January 11, 2028. The completion of the Acquisition is subject to the satisfaction or waiver of a number of customary conditions, including receipt of requisite regulatory approvals.

In connection with the entry into the Purchase Agreement and the Acquisition, STERIS and Purchaser entered into a bridge financing commitment, dated October 11, 2026, with JPMorgan Chase Bank, N.A. (“JPMorgan”) and Goldman Sachs Bank USA (“Goldman Sachs” and, together with JPMorgan, the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide to STERIS an amount up to $2.0 billion in the aggregate in the form of a senior unsecured bridge facility (the “Bridge Facility”), subject to customary conditions as set forth therein. The commitment amounts under the Bridge Facility may be reduced on a dollar-for-dollar basis, subject to customary conditions, based on the amount of net proceeds raised from permanent financing or asset sales prior to or after the closing of the Acquisition.

Forward-Looking Statements

This Current Report on Form 8-K contains statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to STERIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend,” and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are based on management’s current expectations, estimates or forecasts about STERIS’s businesses, the industries in which it operates and current beliefs and assumptions of management and are subject to uncertainty and changes in circumstances.

Readers of this Current Report on Form 8-K should understand that these statements are not guarantees of performance or results. Many factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, those set forth in this Current Report on Form 8-K. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the impact on STERIS and its operations of any legislation, regulations or orders, including but not limited to any new trade, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto by non-U.S. governments, (b) operating costs, pressure on pricing (including, without limitation, as a result of inflation), Customer loss and business disruption

(including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected and leading to erosion of profit margins, (c) the potential of international unrest, military conflicts, economic downturns, currency fluctuations and cybersecurity events and any resulting effects on STERIS’s anticipated growth, performance or other results, (d) changes in healthcare policy or government or other third-party payor reimbursement levels, (e) the possibility that compliance with laws, court rulings, certifications, regulations, or other regulatory actions, or the outcome of any pending or threatened litigation, may delay, limit or prevent new product or service introductions, impact production, supply and/or marketing of existing products or services, result in uncovered costs, or otherwise affect STERIS’s performance, results, prospects or value, (f) changes in tax laws or interpretations or the adoption of certain income tax treaties in jurisdictions where STERIS operates that could increase its consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a U.S. resident for U.S. federal tax purposes, or the impact of tariffs and/or other trade barriers as a result of STERIS’s corporate structure, (g) the impacts of increasing consolidation and competition within STERIS’s industry, which may exert pressure on its pricing strategy, manufacturing strategy or lead to decreasing demand for its products and services, (h) the effects on STERIS’s operations resulting from labor-related issues, such as strikes, unsuccessful union negotiations and other workforce disruptions or from its inability to recruit or retain management and other personnel, (i) the level of STERIS’s indebtedness limiting financial flexibility or increasing future borrowing costs, (j) the effects of changes in credit availability and pricing, as well as the ability of STERIS and STERIS’s Customers and suppliers to adequately access the credit markets, on favorable terms or at all, when needed, (k) the possibility that anticipated financial results, anticipated revenues, productivity improvements, cost savings, growth synergies, and other anticipated benefits of acquisitions, restructuring efforts, and divestitures will not be realized or will be less than anticipated due to unknown or inestimable liabilities, impairments, or increases in expected integration costs or difficulties in connection with the integration of acquired businesses, (l) the possibility that expectations about the benefits, charges and cash expenditures from the new Center of Excellence in North Carolina and the related facility consolidation plan may not be accurate or realized on anticipated timelines, or at all, (m) the risk that regulatory approvals that are required to complete the Acquisition may not be received, may take longer than expected or may impose adverse conditions and STERIS’s ability to complete the Acquisition on the expected timeline, or at all, (n) the risk that the cost savings, tax benefits and other synergies expected from the Acquisition may not be realized or may take longer to realize than expected, including that the Acquisition may not be accretive or produce the expected cash tax benefits within the expected timeframe or to the extent anticipated, and (o) other risks described in STERIS’s most recent Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements included in this Current Report on Form 8-K, which speak only as of the date hereof. STERIS undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Senior Vice President, General Counsel & Company Secretary

Dated: October 13, 2026